LEHMAN BROTHERS

                                   SARM 2005-5
                                  $501,027,000
                                   TERM SHEET
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                             JPMORGAN CHASE, TRUSTEE

----------------------------------------------------------------------------------------------------------------------
                                                              Payment
                                                    WAL      Window to      Initial          Legal        Expected
            Approximate           Initial           10%     10% Call (2)     Credit          Final        Ratings(4)
  Class       Size ($)           Coupon (1)       Call (2)    (months)     Support (3)      Maturity      S&P/Moody's
----------------------------------------------------------------------------------------------------------------------
   A        $473,971,000        [1mL + 0.22%]       3.28       1-106          5.75%          Apr 2035      [AAA/Aaa]
A-IO1(5)        (5)                0.05%            N/A        1-106          5.75%          Apr 2035      [AAA/Aaa]
A-IO2 (6)       (6)                1.55% (6)        N/A         1-39          5.75%          July 2008     [AAA/Aaa]
   M1       $11,023,000         [1mL + 0.45%]       5.70       37-106         3.55%          Apr 2035      [AA+/Aa2]
   M2        $8,768,000         [1mL + 0.65%]       5.70       37-106         1.80%          Apr 2035       [A+/A2]
   M3        $7,265,000         [1mL + 0.90%]       4.95       37-106         0.35%          Apr 2035      [BBB-/Baa3]
----------------------------------------------------------------------------------------------------------------------

(1) Each Class of Certificates will accrue interest at a rate of 1 Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. The spread on the Class M Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Redemption Call may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The weighted average lives and payment window to 10% Call assume: (i) prepayments occur at 20% CPR for mortgage loans originated by Wells Fargo and Countrywide and 25% CPR for the rest of the mortgage loans and (ii) bonds pay on the 25th of each month beginning in May 2005.

(3) Initial Credit Support equals the sum of (i) percentage of bonds (as a product of the mortgage loan balance) subordinate to such Class and (ii) the O/C Target. The O/C Target is 0.35%. Initially there will be approximately $0 of overcollateralization.

(4)   Ratings are subject to final rating agency approval.

(5) The Class A-IO1 Certificates will be interest only certificates and will not be entitled to any distributions of principal. The Class A-IO1 Certificates will accrue interest on a notional balance equal to the beginning balance for the Class A Certificates for the Distribution Date at a rate equal to 0.05% per annum, however, to the extent that the Class A and Class A-IO1 Certificates, in the aggregate, are limited by the AAA Net Funds Cap, the Class A-IO1 Certificates will share pro rata with the Class A Certificates, any basis risk shortfall. The Class A-IO1 Certificates will be entitled to such Basis Risk Shortfalls, with interest thereon at their uncapped rate.

(6) The Class A-IO2 Certificates will be interest only certificates and will not be entitled to any distributions of principal. The Class A-IO2 Certificates will accrue interest on a notional balance equal to the beginning balance of the mortgage loans for the Distribution Date. The Class A-IO2 Certificates will accrue interest at a rate equal to the lesser of (a) 1.55% per annum and (b) the excess, if any, of (i) the AAA Net Funds Cap less (ii) the Weighted Average Bond Coupon. After the 39th Distribution Date, the Class A-IO2 Certificates will no longer be entitled to distributions of any kind. The Class A-IO2 Certificates will not be offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Terms of the Offering:

Cut-off Date:              April 1, 2005

Statistical Cut-Off Date:  April 1, 2005

Settlement Date:           April 29, 2004

Distribution Date:         25th of each month, commencing in May 2005

Issuer:                    Structured Adjustable Rate Mortgage Loan Trust ("SARM")

Trustee:                   JPMorgan Chase

Master Servicer:           Aurora Loan Services, Inc. ("ALS")

Certificates:              "Senior Certificates": Class A, Class A-IO1 and Class A-IO2 Certificates

                           "Subordinate Certificates": Class M1, Class M2 and Class M3 Certificates

                           "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:       The Master Servicer will be paid a monthly fee (the "Master Servicing Fee")
                           equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                 30/360 for the Class A, Class A-IO1 and Class A-IO2 Certificates; Actual/360
                           for the Class M1, Class M2 and Class M3 Certificates

Accrual Period:            The "Accrual Period" applicable to each class of Certificates, except the Class
                           A-IO1 and Class A-IO2 Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date
                           (or in the case of the first Distribution Date, the Closing Date for the Class M1,
                           Class M2 and Class M3 Certificates, or April 25, 2005 in the case of the Class
                           A Certificates) and ending on the day immediately preceding the related
                           Distribution Date. The "Accrual Period" for the Class A-IO1 and Class A-IO2
                           Certificates will be the calendar month preceding the month of the Distribution
                           Date.

Settlement:                The Class A, Class A-IO1 and Class A-IO2 Certificates will settle with accrued interest. The Class M1, Class M2 and Class M3 Certificates will settle without accrued interest.

Delay Days:                Zero Delay for the Class A, Class M1, Class M2 and Class M3 Certificates; 24
                           Day Delay for the Class A-IO1 and Class A-IO2 Certificates

Collection Period:         The "Collection Period" with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:              All the Senior and Subordinate Certificates are book-entry form through DTC.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Minimum Denomination:     Minimum $25,000; increments $1 in excess thereof for the Class A
                          Certificates, $100,000 with increments of $1 in excess thereof for the
                          Subordinate Certificates and $1,000,000 with increments of $1 for the A-IO1
                          Certificates.

Tax Status:               REMIC for Federal income tax purposes.

SMMEA Eligibility:        The Senior Certificates and the Class M1 Certificates will be SMMEA eligible.

ERISA Eligibility:        The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

      o A "Trigger Event" will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

      o The "Delinquency Event" will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [45%] of the Senior Enhancement Percentage for such Distribution Date.

      o The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

      o The "Delinquency Rate" for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

      o A "Cumulative Loss Trigger Event" will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

        ----------------------------------------------------------------
             Month            Distribution Date      Loss Percentage
        ----------------------------------------------------------------
            37-48            May 2008 to April 2009      [1.00%]
        ----------------------------------------------------------------
            49-60            May 2009 to April 2010      [1.25%]
        ----------------------------------------------------------------
            61-72            May 2010 to April 2011      [1.50%]
        ----------------------------------------------------------------
             73+             May 2011 and thereafter     [1.70%]
        ----------------------------------------------------------------

Targeted Percentages:

      o The classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date. For the Class A Certificates, the targeted balance is approximately 88.50% of the ending collateral balance. For the Class M1 Certificates, the balance of the Class A and Class M1 Certificates should be approximately 92.90% of the ending collateral balance. For the Class M2 Certificates, the balance of the Class A, Class M1 and Class M2 Certificates should be approximately 96.40% of the ending collateral balance. For the Class M3 Certificates, the balance of the Class A, Class M1, Class M2 and Class M3 Certificates should be approximately 99.30% of the ending collateral balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Net Funds Cap:

      o The "AAA Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date. The AAA Net Funds Cap will be applicable for the Class A and Class A-IO1 Certificates.

      o The "Subordinate Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date. The Subordinate Net Funds Cap will be applicable for the Class M1, Class M2 and Class M3 Certificates.

      o To the extent that the coupons on the Class A, Class A-IO1, Class M1, Class M2 and Class M3 Certificates are limited by their respective Net Funds Cap, that class will have a "Basis Risk Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

Weighted Average Bond Coupon:

      o The "Weighted Average Bond Coupon" with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class A Certificates and the coupon on the Class A Certificates, (ii) the product of the beginning notional balance of the Class A-IO1 Certificates and the coupon on the Class A-IO1 Certificates, (iii) the product of the beginning balance of the Class M1 Certificates, the coupon on the Class M1 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30, (iv) the product of the beginning balance of the Class M2 Certificates, the coupon on the Class M2 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30 and
            (v) the product of the beginning balance of the Class M3 Certificates and the coupon on the Class M3 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30, divided by (b) the beginning balance of the mortgage loans for such Distribution Date.

Class A-IO2 Interest:

      o The Class A-IO2 Certificates will accrue interest a rate equal to the lesser of (a) 1.55% per annum and (b) the excess, if any, of (i) the AAA Net Funds Cap less (ii) the Weighted Average Bond Coupon. The Class A-IO2 Certificates will be paid pro rata with the Class A Certificates at the beginning of the waterfall. However, to the extent that the coupon of the Class A-IO2 Certificates is limited by the excess, if any, of the Net Funds Cap over the Weighted Average Bond Coupon, the Class A-IO2 Certificates will not be entitled to reimbursement for such shortfall.

      o The Class A-IO2 Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls on the Class A, Class A-IO1, Class M1, Class M2 and Class M3 Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Interest Waterfall:

On each Distribution Date, the interest remittance amount for such date will be distributed as follows:

      1) To pay interest, pro rata, to the Class A, Class A-IO1 and Class A-IO2 Certificates;

      2)    To pay interest to the Class M1 Certificates;

      3)    To pay interest to the Class M2 Certificates;

      4)    To pay interest to the Class M3 Certificates;

      5) All remaining amounts of interest will be used as excess interest for the following:

            a.    To build and maintain the overcollateralization amount;

            b.    To pay back Basis Risk Shortfalls;

            c. To pay back previous writedown amounts on the Class M1, Class M2 and Class M3 Certificates;

            d.    To pay the Class X Certificate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                         SARM 2005-5 -Collateral Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                             1,434      Occupancy Status

Total Outstanding Loan Balance             $501,027,141      Primary Home                                       85.05%

Average Loan Principal Balance                 $349,391      Investment                                         10.14%

Prepayment Penalty                                20.59%     Second Home                                         4.81%

Weighted Average Coupon                           4.705%

Weighted Average Margin                           2.231%

Weighted Average Original Term (mo.)                360      Geographic Distribution

Weighted Average Remaining Term (mo.)               357      (Other states account individually for less than

Weighted Average Loan Age (mo.)                       3      3% of the Cut-off Date principal balance.)

Original LTV >80 and no MI (whole pool)            0.21%     CA                                                 46.64%

Weighted Average Original LTV                     72.41%     FL                                                  6.92%

Non-Zero Weighted Average FICO                      724      AZ                                                  5.76%
                                                             CO                                                  4.56%
                                                             NV                                                  3.12%

                                                             Lien Position
                                                             First                                              100.00%

--------------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                           Collateral Characteristics
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Scheduled Principal Balances
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                      # of Mortgage                                         % of Pool
($)                                        Loans         Principal Balance ($)         Principal Balance
---------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                  4               $143,126.85                 0.03%
50,000.01 - 100,000.00                           66              5,405,812.97                 1.08
100,000.01 - 150,000.00                         183             23,426,775.05                 4.68
150,000.01 - 200,000.00                         194             34,217,880.08                 6.83
200,000.01 - 250,000.00                         135             30,356,011.80                 6.06
250,000.01 - 300,000.00                         159             44,069,429.92                 8.80
300,000.01 - 350,000.00                         127             41,367,524.65                 8.26
350,000.01 - 400,000.00                         130             48,794,989.47                 9.74
400,000.01 - 450,000.00                          89             37,926,856.74                 7.57
450,000.01 - 500,000.00                          93             44,379,138.72                 8.86
500,000.01 - 550,000.00                          46             24,376,216.24                 4.87
550,000.01 - 600,000.00                          46             26,386,098.63                 5.27
600,000.01 - 650,000.00                          47             30,017,529.74                 5.99
650,000.01 - 700,000.00                          10              6,808,856.26                 1.36
700,000.01 - 750,000.00                          13              9,492,115.94                 1.89
750,000.01 - 800,000.00                          15             11,688,712.99                 2.33
800,000.01 - 850,000.00                           8              6,630,823.51                 1.32
850,000.01 - 900,000.00                          11              9,758,250.00                 1.95
900,000.01 - 950,000.00                           7              6,433,159.02                 1.28
950,000.01 - 1,000,000.00                        28             27,646,788.02                 5.52
1,000,000.01 >=                                  23             31,701,044.70                 6.33
---------------------------------------------------------------------------------------------------------
Total:                                        1,434           $501,027,141.30               100.00%
---------------------------------------------------------------------------------------------------------

Min.: $10,527
Max: $2,000,000
Avg.: $349,391
---------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                      Mortgage Rates
------------------------------------------------------------------------------------------
                            # of Mortgage                                   % of Pool
      (%)                       Loans         Principal Balance ($)      Principal Balance
------------------------------------------------------------------------------------------
3.001 - 3.500                          10          $4,575,755.12                 0.91%
3.501 - 4.000                         149          56,538,822.41                 11.28
4.001 - 4.500                         405         140,500,306.98                 28.04
4.501 - 5.000                         457         156,121,506.35                 31.16
5.001 - 5.500                         378         130,049,309.43                 25.96
5.501 - 6.000                          33          12,728,767.46                  2.54
6.001 - 6.500                           1             334,580.00                  0.07
7.501 - 8.000                           1             178,093.55                  0.04
------------------------------------------------------------------------------------------
Total:                              1,434        $501,027,141.30                100.00%
------------------------------------------------------------------------------------------

Min.: 3.125%
Max: 7.780%
Weighted Avg.: 4.705%
------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Original Terms to Stated Maturity
--------------------------------------------------------------------------------
                      # of Mortgage                                % of Pool
    (Months)              Loans         Principal Balance ($)  Principal Balance
--------------------------------------------------------------------------------
241 - 300                     1              $185,716.00                0.04%
301 - 360                 1,433           500,841,425.30               99.96
--------------------------------------------------------------------------------
Total:                    1,434          $501,027,141.30             100.00%
--------------------------------------------------------------------------------

Min.: 300
Max.: 360
Weighted Avg.: 360
--------------------------------------------------------------------------------
                       Remaining Terms to Stated Maturity
--------------------------------------------------------------------------------
                      # of Mortgage                                % of Pool
   (Months)               Loans         Principal Balance ($)  Principal Balance
--------------------------------------------------------------------------------
241 - 300                     1              $185,716.00                0.04%
301 - 360                 1,433           500,841,425.30               99.96
--------------------------------------------------------------------------------
Total:                    1,434          $501,027,141.30              100.00%
--------------------------------------------------------------------------------

Min: 287
Max: 360
Weighted Avg.: 357
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Original Loan-to-Value Ratio
--------------------------------------------------------------------------------
                     # of Mortgage                                 % of Pool
      (%)                 Loans      Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
10.01 - 20.00                 2                 $208,000.00            0.04%
20.01 - 30.00                 7                1,046,873.54            0.21
30.01 - 40.00                24               13,458,185.13            2.69
40.01 - 50.00                39               18,367,521.26            3.67
50.01 - 60.00                75               34,780,585.47            6.94
60.01 - 70.00               235              109,690,430.72           21.89
70.01 - 80.00               967              305,436,515.95           60.96
80.01 - 90.00                55               11,013,711.51            2.20
90.01 - 100.00               30                7,025,317.72            1.40
--------------------------------------------------------------------------------
Total:                    1,434             $501,027,141.30          100.00%
--------------------------------------------------------------------------------

Min.: 12.50%
Max: 100.00%
Weighted Avg: 72.41%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                           FICO Score
---------------------------------------------------------------------------------------------
                                # of Mortgage                                  % of Pool
                                     Loans       Principal Balance ($)     Principal Balance
---------------------------------------------------------------------------------------------
N/A                                       1             $225,757.33               0.05%
580 - 599                                 1              145,173.13               0.03
600 - 619                                 1              217,541.51               0.04
620 - 639                                30           10,149,916.83               2.03
640 - 659                                44           16,859,030.14               3.36
660 - 679                               142           47,534,381.93               9.49
680 - 699                               194           66,802,316.87              13.33
700 - 719                               263           95,144,782.20              18.99
720 - 739                               236           86,255,051.14              17.22
740 - 759                               199           69,409,828.72              13.85
760 - 779                               160           54,268,816.48              10.83
780 - 799                               117           38,971,410.78               7.78
800 - 819                                43           14,221,794.61               2.84
820 - 839                                 3              821,339.63               0.16
---------------------------------------------------------------------------------------------
Total:                                1,434         $501,027,141.30             100.00%
---------------------------------------------------------------------------------------------

Min.: 587
Max.:  837
Non-Zero Weighted Avg.: 724
--------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                     Loan Purpose
----------------------------------------------------------------------------------------------------
                         # of Mortgage                                               % of Pool
                              Loans               Principal Balance ($)           Principal Balance
----------------------------------------------------------------------------------------------------
Purchase                           816               $283,237,234.54                     56.53%
Cash Out Refinance                 324                130,282,524.65                     26.00
Rate/Term Refinance                294                 87,507,382.11                     17.47
----------------------------------------------------------------------------------------------------
Total:                           1,434               $501,027,141.30                    100.00%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                     Property Type
----------------------------------------------------------------------------------------------------
                         # of Mortgage                                               % of Pool
                              Loans               Principal Balance ($)           Principal Balance
----------------------------------------------------------------------------------------------------
Single Family                      814               $295,865,287.62                     59.05%
PUD                                369                123,642,182.24                     24.68
Condo                              196                 61,266,597.94                     12.23
2-4 Family                          55                 20,253,073.50                      4.04
----------------------------------------------------------------------------------------------------
Total:                           1,434               $501,027,141.30                    100.00%
----------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                  States - Top 10
----------------------------------------------------------------------------------
                      # of Mortgage                                % of Pool
                           Loans      Principal Balance ($)    Principal Balance
----------------------------------------------------------------------------------
California                    509        $233,658,105.46                  46.64%
Florida                       112          34,655,619.97                   6.92
Arizona                       104          28,844,444.99                   5.76
Colorado                       75          22,853,965.42                   4.56
Nevada                         49          15,648,460.57                   3.12
Virginia                       42          13,851,383.88                   2.76
Maryland                       36          13,026,851.11                   2.60
Georgia                        61          11,569,180.81                   2.31
Massachusetts                  26          11,395,784.27                   2.27
Illinois                       40          11,070,831.95                   2.21
Other                         380         104,452,512.87                  20.85
----------------------------------------------------------------------------------
Total:                      1,434         $501,027,141.30                100.00%
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                       Index
----------------------------------------------------------------------------------
                      # of Mortgage                                % of Pool
                           Loans       Principal Balance ($)   Principal Balance
----------------------------------------------------------------------------------
1 Month Libor                   2          $1,172,000.00                   0.23%
1 Year CMT                      8           1,538,569.93                   0.31
1 Year Libor                   60          19,113,426.14                   3.81
6 Month Libor               1,364         479,203,145.23                  95.64
----------------------------------------------------------------------------------
Total:                      1,434        $501,027,141.30                 100.00%
----------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Original Prepayment Penalty in Years
--------------------------------------------------------------------------------
                            # of                                    % of Pool
                         Mortgage        Principal Balance ($)  Principal Balanc
       (Years)            Loans
--------------------------------------------------------------------------------
0.000                      1,129             $397,861,892.61            79.41%
0.333                         11                3,956,543.26             0.79
0.417                          1                  234,300.00             0.05
0.500                         28               11,200,570.38             2.24
0.583                          8                3,081,100.00             0.61
0.667                          8                3,739,699.67             0.75
1.000                          5                3,694,424.23             0.74
2.000                          3                3,278,500.00             0.65
2.500                          1                  175,000.00             0.03
3.000                        232               71,694,866.78            14.31
3.500                          1                  157,748.81             0.03
5.000                          7                1,952,495.56             0.39
--------------------------------------------------------------------------------
Total:                     1,434             $501,027,141.30           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Documentation Type
--------------------------------------------------------------------------------
                            # of                                    % of Pool
                          Mortgage       Principal Balance ($) Principal Balance
                           Loans
--------------------------------------------------------------------------------
Full                         510             $156,316,975.32            31.20%
Limited                      384              148,611,168.41            29.66
Reduced                      208               80,306,137.92            16.03
No Documentation              95               38,173,031.01             7.62
Stated                        95               34,465,999.35             6.88
Alternate                     85               22,094,997.01             4.41
No Ratio                      57               21,058,832.28             4.20
--------------------------------------------------------------------------------
Total:                     1,434             $501,027,141.30           100.00%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Gross Margin
--------------------------------------------------------------------------------
                          # of                                    % of Pool
                        Mortgage    Principal Balance ($)     Principal Balance
      (%)                Loans
--------------------------------------------------------------------------------
1.001 - 1.500               36          $14,140,132.88               2.82%
1.501 - 2.000              293          112,440,253.72              22.44
2.001 - 2.500              908          311,041,514.48              62.08
2.501 - 3.000              187           58,294,024.91              11.63
3.001 - 3.500                8            3,743,121.76               0.75
3.501 - 4.000                1            1,190,000.00               0.24
4.501 - 5.000                1              178,093.55               0.04
--------------------------------------------------------------------------------
Total:                   1,434         $501,027,141.30             100.00%
--------------------------------------------------------------------------------

Min: 1.250%
Max: 5.000%
Weighted Avg: 2.231%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Initial Periodic Rate Cap
--------------------------------------------------------------------------------
                          # of                                    % of Pool
                        Mortgage    Principal Balance ($)     Principal Balance
     (%)                 Loans
--------------------------------------------------------------------------------
NA                         444         $149,030,627.23              29.75%
1.000                      923          331,391,690.52              66.14
2.000                       67           20,604,823.55               4.11
--------------------------------------------------------------------------------
Total:                   1,434         $501,027,141.30             100.00%
--------------------------------------------------------------------------------

Min: 1.000%
Max*: 9.000%
Weighted Avg*: 2.983%

*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan's maximum rate - the loan's original gross mortgage rate.
--------------------------------------------------------------------------------


Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Subsequent Periodic Cap
--------------------------------------------------------------------------------
                          # of                                   % of Pool
                         Mortgage    Principal Balance ($)   Principal Balance
    (%)                   Loans
--------------------------------------------------------------------------------
NA                          444        $149,030,627.23              29.75%
1.000                       924         331,569,784.07              66.18
2.000                        66          20,426,730.00               4.08
--------------------------------------------------------------------------------
Total:                    1,434        $501,027,141.30             100.00%
--------------------------------------------------------------------------------

Min: 1.000%
Max*: 8.875%
Weighted Avg*: 2.968%

*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan's maximum rate - the loan's current gross mortgage rate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
                           # of                                  % of Pool
                        Mortgage    Principal Balance ($)    Principal Balance
      (%)                 Loans
--------------------------------------------------------------------------------
8.501 - 9.000                 1            $383,706.58               0.08%
9.001 - 9.500                21           7,700,970.17               1.54
9.501 - 10.000              133          49,935,627.08               9.97
10.001 - 10.500             208          73,368,463.84              14.64
10.501 - 11.000             318         111,335,046.74              22.22
11.001 - 11.500             300         104,919,887.82              20.94
11.501 - 12.000             450         152,783,432.32              30.49
12.501 - 13.000               1             168,017.79               0.03
14.001 - 14.500               1             253,895.41               0.05
14.501 - 15.000               1             178,093.55               0.04
--------------------------------------------------------------------------------
Total:                    1,434        $501,027,141.30             100.00%
--------------------------------------------------------------------------------

Min: 8.750%
Max: 14.780%
Weighted Avg: 11.091%
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------
       Collateral characteristics are listed below as of the Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Floor
--------------------------------------------------------------------------------
                         # of                                    % of Pool
                       Mortgage     Principal Balance ($)    Principal Balance
     (%)                Loans
--------------------------------------------------------------------------------
1.001 - 1.500                36         $14,140,132.88               2.82%
1.501 - 2.000               284         109,690,773.58              21.89
2.001 - 2.500               907         310,007,177.65              61.87
2.501 - 3.000               197          62,077,841.88              12.39
3.001 - 3.500                 8           3,743,121.76               0.75
3.501 - 4.000                 1           1,190,000.00               0.24
4.501 - 5.000                 1             178,093.55               0.04
--------------------------------------------------------------------------------
Total:                    1,434        $501,027,141.30             100.00%
--------------------------------------------------------------------------------

Min: 1.250%
Max: 5.000%
Weighted Avg: 2.236%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Next Rate Adjustment
--------------------------------------------------------------------------------
                         # of                                    % of Pool
                       Mortgage     Principal Balance ($)    Principal Balance
                        Loans
--------------------------------------------------------------------------------
May 2005                     52         $24,350,674.47               4.86%
June 2005                   230          80,070,796.28              15.98
July 2005                   423         143,008,405.12              28.54
August 2005                 333         110,574,909.65              22.07
September 2005              265          98,339,504.45              19.63
October 2005                 88          30,011,917.85               5.99
November 2005                38          13,786,802.22               2.75
December 2005                 1             178,093.55               0.04
January 2006                  3             569,841.38               0.11
February 2006                 1             136,196.33               0.03
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Total:                    1,434        $501,027,141.30             100.00%
--------------------------------------------------------------------------------

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                              Transaction Contacts
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MBS Trading and Structuring     Khalil Kanaan                  (212) 526-8320
                                David Rashty                   (212) 526-8320

MBS Banking                     Mike Hitzmann                  (212) 526-5806
                                Darius Houseal                 (212) 526-9466
                                Nick Stimola                   (212) 526-0212
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Investors are urged to read the final Prospectus Supplement and the related
Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.


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